UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware Delaware Delaware Mississippi Mississippi (State or Other Jurisdiction of Incorporation or Organization)	20-5319263 20-5654040 20-0109621 38-3680199 01-0586282 (I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
     On March 31, 2008, Aztar Riverboat Holding Company, LLC (“Aztar Riverboat”), an indirect, wholly-owned subsidiary of Tropicana Entertainment, LLC (“Tropicana Entertainment”) which holds the Casino Aztar Evansville, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Indiana Resorts, LLC (“Indiana Resorts”) and Eldorado Resorts, LLC (“Eldorado”) pursuant to the terms of which Aztar Riverboat agreed to sell to Indiana Resorts all of the outstanding membership interests in Aztar Indiana Gaming Company, LLC (“Aztar Indiana”) in exchange for total consideration of $220 million, which consists of $190 million in cash and a $30 million note to be issued by an affiliate of Eldorado (the “Evansville Sale”). In addition, under the terms of the Purchase Agreement, Aztar Riverboat will be entitled to an earn-out payment of up to $25 million if Aztar Indiana achieves specified financial performance benchmarks in the year following the closing of the transaction.
     The closing of the Evansville Sale is subject to the receipt of regulatory approval and the satisfaction of certain closing conditions, including a financing condition. In the event that the Evansville Sale is completed, it is expected that the net proceeds derived from such sale by Tropicana Entertainment will be used by it to reduce outstanding indebtedness under its senior secured credit facility.
     The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference. A copy of a press release issued by Tropicana Entertainment announcing the Evansville Sale and certain other recent developments is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about Tropicana Entertainment, Aztar Riverboat or any of their affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of the specific date set forth therein, were solely for the benefit of the parties to the Purchase Agreement and may be subject to certain limitations as agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement, instead of establishing these matters as facts. In addition, the representations, warranties and covenants contained in the Purchase Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Purchase Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions relating to Tropicana Entertainment, Aztar Riverboat or any of their affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent developments may or may not be fully reflected in Tropicana Entertainment’s public disclosure.

Item 8.01.	Other Events.
     On March 31, 2008, Aztar Indiana and the Indiana Gaming Commission entered into a Durable Power of Attorney for the Designation and Appointment of Attorney-in-Fact for the Purposes of Conducting Riverboat Gambling Operations and Related Activities (“Power of Attorney”) pursuant to the terms of which Robert T. Dingman was appointed to serve in a trustee capacity with respect to the Casino Aztar Evansville during the transitional period through the completion of the Evansville Sale. Mr. Dingman has held management positions at Harrah’s Entertainment Inc. and currently acts as a consultant to companies in the gaming industry. His appointment is effective immediately.
     In his appointed capacity, Mr. Dingman has the authority to manage the day-to-day operations of the Casino Aztar Evansville, subject to Tropicana Entertainment’s right to approve significant decisions, such as entering into material agreements, incurring debt and settling lawsuits. In addition, Mr. Dingman is required to consult with Tropicana Entertainment before setting an annual budget, making executive compensation decisions and settling administrative actions.
     The foregoing summary of the Power of Attorney does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Power of Attorney, which is attached to this Current Report on Form 8-K as Exhibit 24.1 and incorporated herein by reference. A copy of a press release issued by Tropicana Entertainment announcing the Power of Attorney and certain other recent developments is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in the press release is summary in nature and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that it makes, by press release or otherwise, from time to time. The press release contains forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in the press release and we caution investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the press release.
     The information in this Current Report on Form 8-K, including the exhibits hereto, is being furnished pursuant to Items 1.01 and 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including the exhibits hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Securities Purchase Agreement
Exhibit 24.1	Durable Power of Attorney for the Designation and Appointment of Attorney-in-Fact for the Purposes of Conducting Riverboat Gambling Operations and Related Activities
Exhibit 99.1	Press release, dated March 31, 2008, issued by Tropicana Entertainment

Signature
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
DATE: April 1, 2008

Tropicana Entertainment, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Tropicana Finance Corp., registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

CP Laughlin Realty, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Columbia Properties Vicksburg, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

JMBS Casino LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

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